EXHIBIT 10.1

FEMASYS INC.

OMNIBUS AMENDMENT AND CONSENT AGREEMENT

This Amendment and Consent Agreement (this “Agreement”) is entered into as of March 19, 2026, (the “Execution Date”) by and among the holders listed on Schedule I hereto (each, a “Consenting Holder” and collectively, the “Consenting Holders”) and Femasys Inc. (the “Company”). Capitalized terms used herein but not defined have the meanings ascribed to them in Securities Purchase Agreement (as defined below).

WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of November 3, 2025 by and among the Company, the Consenting Holders, and the other lenders (the “Lenders” and including the Consenting Holders, the “Existing Holders”) party thereto (the “Securities Purchase Agreement”) the Company issued to each Consenting Holder such (i) Note, (ii) Series A-1 Warrant, (iii) Series B-1 Warrant and (iv) Series C-1 Warrant (collectively, with the Series A-1 Warrants and Series B-1 Warrants, the “Warrants”) in each case, dated as of the date and in the amount set forth next to such Consenting Holder’s name on Schedule I hereto;

WHEREAS, the Company and each Consenting Holder mutually desire to amend the terms of the Notes and the Warrants;

WHEREAS, pursuant to Section 13 of the Notes, any amendment, modification, or waiver of any Note requires the consent of the Company and holders of at least a majority in interest of the outstanding Principal (as such term is defined in the Notes) amount of all Notes (such holders, the “Requisite Noteholders”);

WHEREAS, pursuant to Section 9 of the Warrants, the Warrants may be amended only if the Company has obtained the consent of Lenders (as such term is defined in the Warrants) of more than fifty percent (50%) of the Warrant Shares (as defined in the Warrants) the outstanding, calculated on a series-wide basis across all Warrant Shares (as defined in the Warrants) issued pursuant to the Securities Purchase Agreement (the “Requisite Warrant Holders” and, together with the Requisite Noteholders, the “Requisite Holders”); and

WHEREAS, the Consenting Holders constitute the Requisite Holders.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Note and Warrant Amendments.

a.           Amendment of the Notes. Effective as of December 31, 2025, Section 8(b) (“Share Combination Event Adjustment”) of each Note is hereby amended and restated in its entirety by replacing the text thereof with “[Reserved]” (the “Note Amendment”).

b.           Amendment of the Warrants. Effective as of December 31, 2025, (i) Section 2(g) (“Share Combination Event Adjustment”) of each Warrant is hereby amended and restated in its entirety by replacing the text thereof with “[Reserved],”(ii) all references to “this Section 2” in Section 2(c) of each Warrant is replaced with “this Section 2(c)” and (iii) the reference to “Holder” in the last sentence of Section 13 of each Warrant is replaced with “Requisite Holders” (the “Warrant Amendments” and, together with the Note Amendment, the “Amendments”).

c.           Consideration and Requisite Holder Consent. Each undersigned Consenting Holder, collectively constituting the Requisite Holders, hereby consents to the Amendments. Each Existing Holder shall receive a Series D-1 purchase warrant (each, a “Series D-1 Warrant”) in the form attached hereto as Exhibit A, pursuant to which such Existing Holder shall have the right to acquire an amount of the Company’s shares of common stock par value $0.001 per share (“Common Stock”). The number of Series D-1 Warrants issuable to each Existing Holder is equal to the same number of Warrant Shares issuable under the Series A-1 Warrant held by the respective Existing Holder, as set forth on the Schedule of Lenders. The exercise price of the Series D-1 Warrant shall be the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) as of the Execution Date.1

2.           Securities Purchase Agreement Amendment. Section 4(h) of the Securities Purchase Agreement is hereby amended and restated by adding the language underlined below to the definition of Excluded Issuance:

“Participation Right. For so long as any Notes remain outstanding, the Company shall provide each Lender with notice of, and the opportunity to participate in, any proposed private placement of equity securities or public offering of equity securities (or securities convertible or exercisable into equity securities) (i) on the same terms as other investors in such offering and (ii) in an amount up to such Lender’s beneficial ownership of the Company. Each Lender may elect to participate by written notice to the Company within two (2) Business Days of receiving notice of the proposed offering. This right shall not apply to (i) issuances pursuant to employee benefit plans, (ii) issuances in connection with strategic transactions, (iii) any at-the-market offering, (iv) any equity line of credit; and (v) securities issued upon the settlement, repayment, exercise or conversion of any Convertible Securities, the Conversion Shares, the Warrant Shares or any securities issued or issuable pursuant to this Agreement or any Transaction Document, (vi) the issuance of Series D-1 Warrants pursuant to that certain Omnibus Amendment and Consent Agreement, dated as of March 19, 2026, by and among the Company and the Consenting Holders, and any shares of Common Stock issuable upon the exercise of such Series D-1 Warrants; (each, an “Excluded Issuance”). For purposes of the Warrant, “Next Subsequent Placement” means the earlier to occur of (x) the first private placement of equity securities and (y) the first public offering of equity securities, in each case, (1) immediately following the First Closing Date and (2) not including an Excluded Issuance.”

3.           Terms of the Notes and Warrants. Except as herein expressly amended by this Agreement, all the terms and provisions of the Notes and Warrants, respectively, shall continue in full force and effect. This Agreement is deemed attached to and made part of each Note and Warrant instrument issued pursuant to the Securities Purchase Agreement, which all together shall comprise each Note and each Warrant, respectively.

4.           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Consenting Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Consenting Holder or to enforce a judgment or other court ruling in favor of such Consenting Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

1 The lower of the Nasdaq Official Closing Price immediately preceding the execution of this agreement or the average Nasdaq Official Closing Price for the five trading days prior to the execution of this agreement.
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5.           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.           Entire Agreement. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Consenting Holders, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Consenting Holder with respect to shares of Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Consenting Holder has entered into with, or any instruments any Consenting Holder has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Consenting Holder in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Consenting Holder or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Consenting Holder, or any instruments any Consenting Holder received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Consenting Holder makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the recitals are part of this Agreement.

(a)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

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If to the Company:

Femasys Inc.
3950 Johns Creek Court, Suite 100
Suwanee, Georgia
Telephone: (770) 500-3910
Attention: Chief Financial Officer
E-Mail: delefant@femasys.com

With a copy (for informational purposes only) to:

Dechert LLP
1095 Avenue of Americas
New York, New York 10036
Telephone: (212) 641-5626
Attention: Anna Tomczyk, Esq.
E-Mail: anna.tomczyk@dechert.com

If to a Consenting Holder or a Lender, to its mailing address and e-mail address set forth on the Schedule of Lenders, with copies to such Consenting Holder or Lender’s representatives as set forth on the Schedule of Lenders, or in each case, to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (iii) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

7.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Notes and Warrants.

8.           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in the Securities Purchase Agreement.

9.           Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the shares of Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Consenting Holder (or its broker or other financial representative) to effect short sales or similar transactions in the future

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10.           Remedies. Each Consenting Holder and in the event of assignment by Consenting Holder of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would inadequate relief to the Consenting Holders. The Company therefore agrees that the Consenting Holders shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

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IN WITNESS WHEREOF, this Agreement is executed as of the date and year first written above.

FEMASYS INC.

By: /s/ Kathy Lee-Sepsick
Name:	Kathy Lee-Sepsick
Title:	Chief Executive Officer

[Signature Page to Omnibus Amendment and Consent Agreement]

Pointillist Global Macro Series of Pointillist Partners LLC

By: /s/ Jorey Chernett
Name:	Jorey Chernett
Title:	Manager

[Signature Page to Omnibus Amendment and Consent Agreement]

Jorey Chernett

By: /s/ Jorey Chernett
Name:	Jorey Chernett

[Signature Page to Omnibus Amendment and Consent Agreement]

Daniel Herr and Lauren Rimoin Living Trust

By: /s/ Daniel Herr
Name:	Daniel Herr
Title:	Trustee

[Signature Page to Omnibus Amendment and Consent Agreement]

MK Plumeria, LLC

By: /s/ Daniel Herr
Name:	Daniel Herr
Title:	Investment Advisor

[Signature Page to Omnibus Amendment and Consent Agreement]

HFCG, LLC

By: /s/ Matthew Okkerse
Name:	Matthew Okkerse
Title:	Manager

[Signature Page to Omnibus Amendment and Consent Agreement]

SCHEDULE I

Schedule of Consenting Holders

Holder	Original Principal Amount of Notes	Aggregate Number of Series A-1 Warrant Shares	Aggregate Number of Series B-1 Warrant Shares	Aggregate Number of Series C-1 Warrant Shares
Dated as of November 7, 2025
Pointillist Global Macro Series of Pointillist Partners LLC	$2,800,000.92	3,821,666	3,821,666	3,821,666
Jorey Chernett	$699,999.86	955,416	955,416	955,416
Daniel Herr and Lauren Rimoin Living Trust	$3,000,000.15	4,094,641	4,094,641	4,094,641
Dated as of November 26, 2025
Pointillist Global Macro Series of Pointillist Partners LLC	$2,174,999.58	2,968,614	2,968,614	2,968,614
MK Plumeria, LLC	$199,999.96	272,976	272,976	272,976
HFCG, LLC	$1,599,999.69	2,183,808	2,183,808	2,183,808